PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $64.7 million substantial rehabilitation of Carville Park Apartments in Reno, NV. The existing complex was originally developed in 1979 by the Northern Nevada BCTC Dev. Corp (“NNDC”), a nonprofit affiliate of the Building and Construction Trades Council of Northern Nevada. For the past 45 years, NNDC has owned and operated this community, ensuring all units remained affordable with a preference towards seniors who qualify for HUD’s Section 8 project-based voucher program.

The renovation of the community will significantly change the configuration of the units by converting the existing 52 dormitory-style “quad-units” into 208 individual units. After construction is complete, Carville Park will offer 52 one bedroom and 156 studio apartments. The redevelopment plan also includes major upgrades to the property’s interior, exterior and common areas, including improvements to its energy efficiency. The project is designed to be 100% solar and to meet the Energy Star Multifamily New Construction National program requirements.

Carville Park is the first development to be awarded funds from the Nevada State Infrastructure Bank’s Affordable Housing Revolving Account, which requires that the developer demonstrates a long-term commitment to hiring local residents and using apprentices in apprenticeship programs, among other things.

HIT ROLE	The HIT will invest $21.3 million to purchase Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate, in addition to $7.0 million in a direct tax credit equity bridge loan. Carville Park is the HIT’s first investment in Nevada.
PARTNERS	Northen Nevada Building and Construction Trades Council, The Nevada State Infrastructure Bank, The Canopy Companies, Merchants Capital Corporation
SOCIAL IMPACT	All units at Carville Park will be reserved for individuals earning up to 50% of the area median income, covered by a 20-year Section 8 HAP contract. In addition, all units will be Energy Star certified, with renovated units anticipated to consume at least 50% less energy for heating and cooling compared to traditional units. The project will receive a 45-L Energy Tax Credit.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $28.3 Million	Total Development Cost $64.7 Million	209 Units (100% affordable)	321,860 Hours of Union Construction Work Generated	$14.5 Million Tax revenue generated	$94.0 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2024. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | Carville Park Apartments – Reno, NV

“Carville Park stands as a testament to the dedication and unwavering commitment of the Northern Nevada’s Building Trades unions to provide high-quality, affordable housing for seniors in Northern Nevada, while creating high-quality union jobs for local construction workers. We are proud to collaborate with the AFL-CIO Housing Investment Trust as they use labor’s pension capital to make a substantial investment in our community.”

- Rob Benner, Business Manager Building and Construction Trades Council of Northern Nevada

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

12/2024

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